As filed with the Securities and Exchange Commission on January 17, 2002 File No. 333-83951
File No. 811-09497

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                      Pre-Effective Amendment No. ____ [ ]


                       Post-Effective Amendment No. 2 [X]

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [ ]

                               Amendment No. 4 [X]



                       EASTERN POINT ADVISORS FUNDS TRUST
               (Exact Name of Registrant as Specified on Charter)

                          230 Broadway East, Suite 203
                            Lynnfield, MA 01940-2320
                    (Address of Principal Executive Offices)

                                 (800) 949-1422
                         (Registrant's Telephone Number)

                               Theodore E. Charles
                                    President
                          Investors Capital Corporation
                          230 Broadway East, Suite 203
                            Lynnfield, MA 01940-2320
                     (Name and Address of Agent for Service)


Copies to:
William M. Prifti, Esq.
5 Market Square, Suite 109
Amesbury, MA 01913


It is proposed that this filing will become effective (check appropriate box).

     [X] immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ] on (date) pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                       EASTERN POINT ADVISORS FUNDS TRUST
                       EASTERN POINT ADVISORS TWENTY FUND



                                   PROSPECTUS


                                JANUARY 29, 2002







     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS





THE FUND                                                                     3

MANAGEMENT OF THE FUND                                                       7

YOUR ACCOUNT                                                                 8

CHOOSING A SHARE CLASS                                                       8

BUYING SHARES                                                                9

SELLING YOUR SHARES                                                         11

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES                    12

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          13

OTHER INVESTMENT STRATEGIES AND RISKS                                       14

ADDITIONAL INFORMATION                                              BACK COVER

EASTERN POINT ADVISORS TWENTY FUND (THE "FUND")


FUND INVESTMENT OBJECTIVES
The Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a group of 20-30 common stocks.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund will invest in common stocks of companies of any size, which may include smaller emerging companies. Under normal conditions, the Fund will invest at least 80% of its assets in a select group of 20-30 common stocks, regardless of industry or sector, focusing on each individual company's growth potential.

Eastern Point Advisors, Inc. (the "Advisor") selects stocks by looking for companies with strong earnings growth potential that has not been recognized in the overall market. Special emphasis will be placed on mid cap and large cap companies that the Advisor believes demonstrate:


    o Financial stability

    o Strong earnings growth potential

    o Dominant or strong market position

    o Outstanding leadership

Current income is not an important consideration in selecting the Fund's investments.

The Fund intends to pursue an investment strategy that may result in a high turnover of positions. The Fund's annual portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 600%. Market conditions may dictate investments for this Fund's Portfolio and may result in short-term holdings. High portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. Greater brokerage commissions and taxes on gains may adversely affect the Fund's performance.

TEMPORARY INVESTMENTS
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary defensive measure. Some of these short-term money market instruments include:

    o Commercial paper;

    o Certificates of deposit, demand and time deposits and banker's acceptances;

    o U.S. government securities; and

    o Repurchase agreements.

To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

PRINCIPAL RISKS
Any of the following situations could cause the Fund to lose money or underperform in comparison with its peer group:

Stock Market Risks: Movements in the stock market may affect the Fund's share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks: The stocks in the Fund's portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value.


Small or New Companies. The Fund may invest in the securities of small or newly public companies that may be subject to greater price fluctuations and significant losses due to unseasoned management, increased competition or entrance into new markets. Shares of a small company may pose greater risks than shares of a large company because of narrow product lines, limited financial resources, less depth of management or a limited trading market for its stock.


Technology-Related Companies: The value of companies involved in computers and communication may be vulnerable to the risk of obsolescence due to technological advances.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers' securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund intends, however, to meet certain tax diversification requirements.


Management. The Advisor's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective.


SUITABILITY

The Fund may be appropriate for investors who seek capital appreciation and who are able to accept short-term fluctuations in return for the potential of greater long-term growth. Investors who are seeking current income or who have a conservative or short-term investment approach may wish to consider alternative investments.

PAST FUND PERFORMANCE
The bar chart and performance table below illustrate the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows changes in the Fund's performance from year to year, with respect to Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than shown.




                          (11.27)%             (7.34)%

                           2000                2001





Year-to Date Return                        -7.34% as of December 31, 2001

Best Quarter                               23.16% in the first quarter of 2000
Worst Quarter                              -23.19% in the fourth quarter of 2000


The table shows how the Fund's average annual returns compare with those of its benchmark, the Standard & Poor's 500 Index. The figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.


                                PERFORMANCE TABLE

              (Average annual total returns as of December 31, 2001)




                                                                      SINCE
                                                       1 YEAR        INCEPTION*
                                                       ------        ----------
Eastern Point Advisors Twenty Fund - Class A           -13.55%         1.52%
S&P 500 Index                                          -11.88%        -6.44%
Eastern Point Advisors  Twenty Fund - Class C            -8.96%        0.85%
S&P 500 Index                                          -11.88%        -6.44%


-----------------------
*Inception date - Class A commenced operations on October 19, 1999
                  Class C commenced operations on October 29, 1999

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you could expect to pay as an investor in the Fund. Shareholder Fees are one-time expenses paid directly from your investment. Annual Fund Operating Expenses come out of Fund assets and are reflected in the Fund's total return.



                                                        CLASS A         CLASS C
                                                        SHARES          SHARES
                                                        ------          ------


    SHAREHOLDER FEES
      (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                 5.75%          None

    Redemption Fee1
      (as a percentage of amount redeemed)                1.00%          1.00%
    ANNUAL FUND OPERATING EXPENSES:
      (expenses deducted from fund assets)
    Management Fees                                       1.50%          1.50%
    Distribution and Service (12b-1) fees2                0.25%          1.00%

    Other Expenses                                        3.40%          3.40%
    Total Annual Operating Expenses3                      5.15%          5.90%
                                                          =====          =====


(1) The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

(2) Includes an annual distribution fee of 0.25% of the Class A Share's average daily net assets, and an annual distribution fee of 0.75% and an annual service fee of 0.25 % of the Class C Share's average daily net assets.


(3) These are the gross annualized fees and expenses that the Fund would have incurred for the fiscal year ended September 30, 2001, if the Advisor had not waived any fees and/or reimbursed certain expenses. The Advisor currently intends to con- tinue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the Advisor may be discontinued at any time on 60 day's notice. With the cap, actual expenses were:

                                                CLASS A                CLASS C
                                                -------                -------
Management Fees                                  1.35%                  1.35%
Distribution and Service (12b-1) fees            0.25%                  1.00%
Other Expenses                                   3.40%                  3.40%
                                                 -----                  -----
Net Annual Operating Expenses                    5.00%                  5.75%
                                                 =====                  =====


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

    o you invest $10,000 in the Fund for the time periods indicated;

    o you redeem all of your shares at the end of each time period;

    o your investment has a 5% return each year;

    o all distributions are reinvested; and

    o the Fund's operating expenses remain the same.

This example is for comparison only. Actual returns and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:


                    1 YEAR             3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Class A             $1,154             $2,028          $2,993           $5,393
Class C             $686               $1,746          $2,884           $5,641


You would pay the following expenses if you did not redeem your shares:

                    1 YEAR             3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Class A             $1,060             $2,028          $2,993           $5,393
Class C             $587               $1,746          $2,884           $5,641



MANAGEMENT OF THE FUND

The Fund's investment advisor is:
Eastern Point Advisors, Inc. (the "Advisor")
230 Broadway East
Lynnfield, Massachusetts 01940-2320

The Advisor is responsible for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. The Advisor also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor was founded in 1995. In addition to the Fund, the Advisor manages private accounts, consisting primarily of individual accounts. As of September 30, 2001, the Advisor had approximately $137.5 million of assets under management.


PORTFOLIO MANAGEMENT

Frederick F. Sears serves as the portfolio manager for the Fund. Mr. Sears graduated from Boston University in 1990 with a Bachelor of Arts degree in English and subsequently participated in Boston University's Masters of Business Administration program. From 1994 to 1995, Mr. Sears researched and analyzed companies for Boston-based FinNet, a financial services firm. From 1995 until 1998, Mr. Sears researched and analyzed companies for Boston-based Culverwell & Company, a broker-dealer and investment banker specializing in small and micro-cap securities. He is also the founder (1999) and General Partner of Clermont Capital and the Clermont Fund, a United States-based long/short hedge fund specializing in growth stocks.



MANAGEMENT FEES

The Fund pays the Advisor an annual fee of 1.50% of average daily net assets payable monthly for providing investment advisory services. During the most recent fiscal year, after fee waivers, the Fund paid 1.35% in investment advisory fees.

The Advisor has voluntarily undertaken to waive a portion of its advisory fee and/or reimburse fund expenses so that total operating expenses of the Fund do not exceed 5.00% for Class A shares and 5.75% for Class C shares.

The Advisor has the right to terminate the fee waiver at any time with 60 days' notice. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the current expense limits.

YOUR ACCOUNT


INVESTING IN THE FUND
The Fund offers two classes of shares. Each class of shares has a different combination of sales charges, fees and other features. You should consult your financial advisor to determine which class best suits your investment goals and time frame.



CHOOSING A SHARE CLASS
CLASS A SHARES
Class A shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A shares decreases with the amount you invest and is included in the offering price.

                                                                SALES CHARGE
                                    SALES CHARGE AS %          AS % OF AMOUNT
 AMOUNT INVESTED                    OF OFFERING PRICE      INVESTED IN EACH FUND
 ---------------                    -----------------      ---------------------
less than $50,000                          5.75%                    6.10%
$50,000 but less than $100,000             4.75%                    4.99%
$100,000 but less than $500,000            3.75%                    3.90%
$500,000 but less than $1,000,000          2.75%                    2.83%
$1,000,000 or more                         1.00%                    1.01%


Under certain circumstances, the sales charge for Class A shares may be waived. Please see the Statement of Additional Information.

Class A shares are also subject to an annual 12b-1 fee of 0.25% of average daily net assets, which is lower than the 12b-1 fee for the Class C shares.


WAYS TO REDUCE SALES CHARGES

Investors can reduce or eliminate sales charges on Class A shares under certain conditions:

Combined Purchases
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.


Letter Of Intent
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination Privilege

You can use the combined total of Class A shares of the Fund for the purpose of calculating the sales charge.


PLEASE NOTE:

YOU MUST ADVISE YOUR DEALER, THE TRANSFER AGENT OR THE FUND IF YOU QUALIFY FOR A REDUCTION AND/OR WAIVER IN SALES CHARGES.

CLASS C SHARES


o Class C shares have no up-front sales charge, so that the full amount of your purchase is invested in the Fund.


o Class C shares are subject to an annual 12b-1 fee of 1.00%, of which 0.25% are service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.


o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.


The Fund has adopted a Class A Shares 12b-1 plan and a Class C Shares 12b-1 plan that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


BUYING SHARES

You can purchase shares of the Fund through broker-dealers or directly through the Advisor. You may buy shares of the Fund with an initial investment of $250 or more. Additional investments may be made for as little as $50. The Fund has the right to waive the minimum investment requirements for employees of the Advisor and its affiliates. The Fund also has the right to reject any purchase order.

PURCHASE PRICE/DETERMINATION OF NAV
The price of the Fund's shares is based on the Net Asset Value ("NAV") plus any applicable front-end sales charge for Class A shares (the "Offering Price"). The Fund calculates NAV by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of the Fund (assets-liabilities/the number of shares = NAV). The Fund's investments are valued based on market value, or where market quotations are not available, on fair value as determined in good faith by the Board of Trustees. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4 p.m. Eastern Time.


If you pay a sales charge, your price will be the Fund's offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund's NAV.

TO BUY SHARES
                          INITIAL INVESTMENT                                          SUBSEQUENT INVESTMENTS
                          ------------------                                          ----------------------


BY MAIL         o Complete and sign the account registration.                o Make your check payable to the Eastern Point Advisors
                o Make your check payable to the Eastern Point Advisors        Twenty Fund.
                  Twenty Fund
                o Mail the application and your check to:                    o Fill out an investment slip from an account
                  PFPC INC.                                                    statement, include your name and account number. Mail
                  211 SOUTH GULPH ROAD                                         to:
                  P.O. BOX 61503                                               PFPC INC.
                  KING OF PRUSSIA, PA 19406                                    211 SOUTH GULPH ROAD
                o Minimum Initial Investment is $250.                          P.O. BOX 61503
                                                                               KING OF PRUSSIA, PA 19406
                                                                             o Minimum subsequent investment for all accounts is
                                                                               $50.

BY WIRE         o Call (877) ICFUNDS (877-423-8637) to arrange for a         o Call (877) ICFUNDS (877-423-8637) to arrange
                  wire purchase. For same day purchase, the wire must          wire purchase. For same day purchase, the wire must
                  be received by 4:00 p.m. Eastern Time.                       be received by 4:00 p.m. Eastern Time.
                o Wire federal funds to:                                     o Wire federal funds to:
                  BOSTON SAFE DEPOSIT & TRUST                                  BOSTON SAFE DEPOSIT & TRUST
                  ABA #011001234                                               ABA #011001234
                  CREDIT: EASTERN POINT ADVISORS TWENTY FUND                   CREDIT: EASTERN POINT ADVISORS TWENTY FUND
                  ACCT. #: 44954                                               ACCT. #: 44954
                  FBO: (INSERT YOUR NAME AND ACCOUNT NUMBER.)                  FBO: (INSERT YOUR NAME AND ACCOUNT NUMBER.)
                o Mail completed account registration to the address         o Note: Your bank may charge a wire fee.
                  above.

BY AUTOMATIC    o You must open a regular Fund account with $250             o Call (877) ICFUNDS (877-423-8637) to request the
INVESTMENT        minimum prior to participating in this plan.                 form.
PLAN                                                                         o Complete and return the form and any other required
                                                                               materials.

Banks, brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders. Unless you decline telephone privileges on your account application, you may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.


RETIREMENT ACCOUNTS
Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. Accounts established under such plans must have all dividends reinvested in the Fund. For more information about these plans or for an IRA application, please call (877) ICFUNDS (877-423-8637).

SELLING YOUR SHARES

You may sell or "redeem" your shares on any day the NYSE is open, either directly through the Advisor or through your broker-dealer. The price you receive will be the NAV next calculated after the Fund's transfer agent receives your redemption request in proper order (less redemption fees if applicable).



SELLING RECENTLY PURCHASED SHARES

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to 8 business days to allow the purchase check to clear.



SIGNATURE GUARANTEES

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee is required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public can not.

When the Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.


TO SELL SHARES:
                                    INITIAL INVESTMENT                                 SUBSEQUENT INVESTMENTS
                                    ------------------                                 ----------------------


BY MAIL         o Submit a written  request for redemption with:             o Mail your request to:

                o The Fund's name;                                           o PFPC Inc.
                                                                               211 South Gulph Road
                o Your Fund account number;                                    P.O. Box 61503
                                                                               King of Prussia, PA 19406
                o The dollar amount or number of shares or percentage
                  of the account to be redeemed; and                         o A check will be mailed to the name and address in
                                                                               which the account is registered.
                o Signatures of all persons required to sign for
                  transactions, exactly as the shares are registered

BY WIRE         o This option must be elected either in the initial          o Wire redemption requests must be received before 4:00
                  application or subsequently in writing.                      p.m. Eastern Time for money to be wired the same
                                                                               business day.
                o Call (877) ICFUNDS (877-423-8637).
                                                                             o There is a $9.00 charge for redemptions under $10,000
                                                                               made by wire.

BY TELEPHONE    o This service must be elected in advance, either in         o The Fund will use reasonable procedures to confirm
                  the initial application or subsequently in writing.          that the request is genuine.

                o Call (877) ICFUNDS (877-423-8637) with your request.       o Written confirmation will be provided.


BY SYSTEMATIC   o Complete the appropriate section on the Account            o Withdrawals can be monthly, quarterly, semi-annually
WITHDRAWAL        Registration or call (877) ICFUNDS (877-423-8637) to         or annually. The minimum amount is $100. Redemption
PLAN              request a form to add the plan.                              fees will not be charged under this plan.

                o To participate, you must own or purchase shares with
                  a value of at least $10,000.


PLEASE NOTE THAT IF YOU USE A BROKER-DEALER OR FINANCIAL INSTITUTION TO ASSIST YOU IN ANY OF THESE TRANSACTIONS, THEY MAY CHARGE A FEE FOR THIS SERVICE THAT WOULD NOT BE CHARGED BY THE FUND.



ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

GENERAL POLICIES


The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or the shareholders to accept such order. The Fund will not permit market-timing or other abusive trading practices in the Fund; make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect fund operations (for exam-ple, if it represents more than 1% of the Fund's assets);change the minimum investment amounts;


o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear;

o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

TIMING OF PURCHASE OR SALE REQUESTS

All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day's NAV. Orders received after the close of the NYSE will be executed the following day, at that day's NAV. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.



REDEMPTION POLICIES

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless your purchase check has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEES
To discourage short-term trading, purchases of Class A and Class C shares are subject to a 1.00% redemption fee on shares redeemed within 12 months of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions, or involuntarily redeemed shares.


MINIMUM BALANCES

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $250 due to redemptions. The Fund will notify you if your balance has fallen below $250, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.



MAILINGS TO SHAREHOLDERS

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (877) ICFUNDS (877-423-8637).

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund generally pays dividends and distributions of virtually all of its net investment income and net realized capital gains at least once a year.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.


A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short-term or long-term depending on how long the Fund held the security, regardless of how long you have held your shares. If the gain is on a security held by the Fund one year or less, it is considered short term; a gain on a security held more than one year by the Fund is considered long term.

REINVESTMENT OPTION
Dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect to receive them by check on the account application. You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plans. Dividends are reinvested at the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable as ordinary income. Capital gains distributions are taxed based on how long the Fund held the assets that generated the capital gain. This is true no matter how long you have owned your shares or whether you reinvest your distributions or receive them in cash.

The sale of Fund Shares is a taxable event; you may realize a capital gain or loss on these transactions. You should consult your own tax advisor for more specific information about federal, state and local tax consequences.


You will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. You will also receive information showing which portion of the distributions is not taxable in certain states.

BACKUP WITHHOLDING

Shareholders may have 30% of their distributions and proceeds withheld if the Fund does not have complete, correct taxpayer information on file as required by law.


OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's main investment strategies are set out in the front of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (877) ICFUNDS (877-423-8637).


OTHER POTENTIAL RISKS

The Fund may, at times, invest a small portion of its assets in derivative securities, such as future contracts and options. In addition, the Fund may enter into interest rate, currency and swap agreements, which are deemed derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund during each period assuming you rein-vested all dividends and distributions. Briggs,
Bunting and Dougherty, LLP has audited this information and their report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS The Table below sets forth financial data for a share outstanding throughout the periods.

                                                                          EASTERN POINT ADVISORS        EASTERN POINT ADVISORS
                                                                               TWENTY FUND                   TWENTY FUND
                                                                                 FOR THE                        FOR THE
                                                                                YEAR ENDED                   PERIOD ENDED
                                                                            SEPTEMBER 30, 2001            SEPTEMBER 30, 2000(a)
                                                                            ------------------            ------------------
                                                                          Class A        Class C        Class A         Class C
                                                                          -------        -------        -------         -------
Net Asset Value, beginning of period ...............................      $ 15.41        $ 14.44         $ 10.00        $ 10.00
                                                                          -------        -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d) ............................................        (0.46)         (0.53)          (0.65)         (0.74)
Net realized and unrealized gain/(loss) on investments (d) .........        (5.79)         (5.38)           6.06           5.18
                                                                          -------        -------         -------        -------
Total from Investment Operations ...................................        (6.25)         (5.91)           5.41           4.44
                                                                          -------        -------         -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
From Capital Gains .................................................        (0.36)         (0.36)           --             --
                                                                          -------        -------         -------        -------
Total Distributions ................................................        (0.36)         (0.36)           --             --
                                                                          -------        -------         -------        -------
Net Asset Value, at end of period ..................................      $  8.80        $  8.17         $ 15.41        $ 14.44
                                                                          =======        =======         =======        =======
Total Return .......................................................       (40.96)%       (41.37)%         54.10%(c)      44.40%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s) ...................................      $ 6,289        $   837         $ 9,587        $ 1,352
Ratios to  average net assets:
Net investment loss ................................................        (4.11)%        (4.86)%         (4.64)%(b)     (4.98)%(b)
Operating expenses .................................................         5.00%          5.75%           5.00% (b)      5.34% (b)
Operating expenses excluding reimbursements and
   waivers .........................................................         5.15%          5.90%           7.07% (b)      7.82% (b)
Net investment loss excluding reimbursements
   and waivers .....................................................        (4.26)%        (5.01)%         (6.71)%(b)     (7.46)%(b)
Portfolio Turnover Rate ............................................          674%           674%            606%           606%

(a) The Eastern Point Advisors Twenty Fund SEC effective, October 18, 1999.
      Class A commenced operations on October 19, 1999
      Class C commenced operations on October 29, 1999(a) Annualized.
(b) Annualized.
(c) Total return from inception.
(d) Based on weighted average share method.

    THE FOLLOWING DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED INTO THE PROSPECTUS FOR EASTERN POINT ADVISORS FUNDS TRUST

                                 PRIVACY POLICY
                       EASTERN POINT ADVISORS FUNDS TRUST

Commitment to Consumer Privacy

    The Eastern Point Advisors Fund Trust is committed to handling investor information responsibly. We recognize and respect your privacy expectations and believe the confidentiality and security of your personal financial information is one of our financial responsibilities.

Collection of Consumer Information

    Eastern Point Advisors Fund Trust collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by, or on our behalf generally comes from the following sources:

      o account applications and other forms submitted by Fund shareholders;

      o correspondence, written or electronic, or telephone contacts with shareholders of, or consumers inquiring about Eastern Point Advisors Fund Trust;

      o transaction history of shareholder accounts with Eastern Point Advisors Fund Trust; or

      o third parties.

DISCLOSURE OF CONSUMER INFORMATION

     We disclose consumer information to third parties who are not affiliated with the Eastern Point Advisors Fund Trust:

o        as permitted by law, or

o to perform marketing services on behalf of Eastern Point Advisors Fund Trust or pursuant to a joint marketing agreement between Eastern Point Advisors Fund Trust and other financial institutions.

SECURITY OF CONSUMER INFORMATION

    We require service providers to Eastern Point Advisors Fund Trust:

      o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of Eastern Point Advisors Fund Trust; and

      o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers and Eastern Point Advisors Fund Trust.

ADDITIONAL INFORMATION
For investors who want more information about the Fund, the following document is available free upon request:


STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.


You can get free copies of the SAI, request other information and ask questions about the Fund by contacting:

                Investors Capital
                230 Broadway East
                Suite 203
                Lynnfield, MA 01940-2320
                Telephone:  (877) ICFUNDS (877-423-8637)
                E-mail: info@investorscapital.com
                Internet address: www.investorscapital.com


You can review the Fund's reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). You may obtain paper copies for a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009 or by calling 1-202-942-8090 or by electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov.


You may also download a copy of this document from the SEC's Internet website for no charge at http://www.sec.gov.


The Fund's SEC File No. is 811-09497

                       EASTERN POINT ADVISORS FUNDS TRUST
                       EASTERN POINT ADVISORS TWENTY FUND


                       STATEMENT OF ADDITIONAL INFORMATION



                                January 29, 2002

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Eastern Point Advisors Twenty Fund prospectus dated January 29, 2002, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the prospectus. The prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the principal distributor of Eastern Point Advisors Twenty Fund at the phone number or address below.


                              PRINCIPAL DISTRIBUTOR

                          Investors Capital Corporation
                                230 Broadway East
                                    Suite 203
                         Lynnfield, Massachusetts 01940
                                 (800) 949-1422

                                TABLE OF CONTENTS

                                                                          PAGE


Eastern Point Advisors Twenty Fund                                           3


Investment Strategies and Related Risks                                      3


Other Investment Practices and Risks                                         7

Investment Restrictions                                                      8

Management of the Trust                                                      9

Investment Management and Other Services                                    11

Description of Fund Shares                                                  13

Brokerage                                                                   14

Purchase, Redemption and Pricing of Shares                                  14

Net Asset Value                                                             17

Taxes                                                                       17

Determination of Performance                                                19

Financial Statements                                                        20

Appendix A - Description of Securities Ratings                              21

                       EASTERN POINT ADVISORS TWENTY FUND

Eastern Point Advisors Fund Trust (the "Trust"), 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on July 14, 1999.

The Trust offers shares of beneficial interest (the "shares") in Eastern Point Advisors Twenty Fund in two classes of shares: Class A shares and Class C shares (referred to individually as a "class" and collectively as the "classes").


                     INVESTMENT STRATEGIES AND RELATED RISKS


The prospectus describes the fundamental investment objectives and certain restrictions applicable to the Fund. The following supplements the information found in the prospectus concerning the investment policies of the Fund. The investment practices described below, except for the discussion on portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without shareholder approval.



COMMON STOCK. The Fund will generally invest in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks generally have a history of long-term growth in value, common stock prices are often volatile in the short-term and can be influenced by general market risk and specific corporate risks.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities may be bonds, preferred stock or other securities that pay a fixed rate of interest or dividends, but offer the owner the option of converting the security into common stock. The value of convertible securities will change based on the price of the underlying common stock. Convertible securities generally pay less interest or dividend income than similar non-convertible securities, but a non-convertible security's income provides a cushion against the stock's price declines.


SMALL CAPITALIZATION COMPANIES. The Fund may invest in companies with market capitalization of $1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.

FOREIGN SECURITIES. The Fund may invest directly in foreign securities or indirectly in foreign securities through American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). For many foreign securities, there are U.S. dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. Generally, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security. The Fund will not invest in unsponsored ADRs and EDRs.



RISKS OF FOREIGN SECURITIES. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Additionally, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization, foreign taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments.


If the Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders.

RESTRICTED SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and which are subject to restrictions on transfer. The Fund will limit investments in restricted securities to no more than 15% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Board of Trustees.

RULE 144A SECURITIES. The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities may be classified as "illiquid securities", however, any such security will not be considered illiquid if it is determined by Eastern Point Advisors, Inc. (the "Advisor"), under guidelines approved by the Fund's Board of Trustees, that an adequate market exists for that security. This investment practice could have the effect of raising the level of illiquidity in a Fund during any period in which qualified institutional buyers are not interested in purchasing these restricted securities.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities generally include securities that cannot be sold within seven business days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Repurchase agreements with maturities in excess of seven business days and securities that are not registered under the 1933 Act, but that may be purchased by institutional buyers pursuant to Rule 144A under the Securities Act, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

WHEN-ISSUED SECURITIES. The Fund may invest in securities prior to their date of issue. These securities could rise or fall in value by the time they are actually issued, which may be any time from a few days to over a year.

FIXED-INCOME SECURITIES. The Fund may invest in fixed-income securities. Even though interest-bearing securities are investments, which promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

U.S. GOVERNMENT SECURITIES. The Fund may invest in certain securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have a maturity of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations such as those of the Federal Home Loan Bank, are supported only by the credit of the instrumentalities. Government securities may have fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. No assurance can be given that the U.S. government would provide financial support to U.S. government instrumentalities as it is not obligated to do so by law.

CREDIT RATINGS. When investing in fixed-income securities, the Fund will purchase only those securities rated at the time of purchase within the four highest grades assigned by Standard & Poor's Rating Group ("S&P") (AAA, AA, A, BBB, BB) or Moody's Investor's Service, Inc. ("Moody's") (Aaa, Aa, A, Baa)


Generally, the ratings of Moody's and S&P represent the opinions of these agencies as to the credit quality of the securities, which they rate. These ratings are subjective and are not absolute standards of quality. Changes in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will affect the value of the security.


The Fund may invest in eligible unrated securities, which, in the opinion of the Advisor, offer comparable risks to permissible rated securities. A security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund after purchase. Neither of these events will necessarily require the Fund to sell the securities.

Fixed-income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value.


Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Advisor may have to reinvest in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date.

Repurchase agreements involve some credit risk. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. To minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including any accrued interest.

DERIVATIVES. The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security. Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund's transactions in derivative instruments may include the purchase and writing of options on securities.


WRITING COVERED OPTIONS. A call option on securities obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the option's expiration date. A put option on securities obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the option's expiration date. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.


All call and put options written by the Fund are covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the other party to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.




The purchase of a call option enables the Fund to purchase specified securities at a set price during the option period, in return for the premium paid. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option enables the Fund to sell specified securities at a specified price during the option period, in exchange for the premium paid. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased for the purpose of benefiting from a decline in the price of securities, which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by compensating changes in the value of the Fund's portfolio securities.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. The success of transactions in derivative instruments depends on the Advisor's judgment as to their potential risks and rewards. Use of derivatives exposes the fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument.


                      OTHER INVESTMENT PRACTICES AND RISKS


LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Fund may make loans only to broker-dealers who are members of the New York Stock Exchange
(NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the Fund can terminate the loan at any time.

When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower's bankruptcy, may be prevented from or delayed in, liquidating the collateral.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under which a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. The Fund continues to receive principal and interest payments on these securities. The Fund will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by the Fund and are subject to its investment restrictions on borrowing.

NON-DIVERSIFICATION. The Fund is classified as "non-diversified" under the 1940 Act. Non-diversification means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since the Fund may invest a larger proportion of its assets in a single issuer, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.

The Fund may have a portfolio turnover rate higher than that of other mutual fund with a similar objective. The Fund's annual portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 600%.

High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Fund's shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and markdowns, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.

TEMPORARY INVESTMENTS. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities including, but not limited to, short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances and repurchase agreements.

OTHER INVESTMENTS. Subject to prior disclosure to shareholders, the Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.


                             INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares. Except as otherwise stated in the prospectus, the Fund may not:


1. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act.


2. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act when selling its own portfolio securities.

3. Purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.


4. Invest in commodities or commodity futures contracts, or invest in oil, gas or other mineral leases, or exploration or development programs, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, and currencies.

5. Make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.


6. Invest in the securities of any one industry (except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities), if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restrictions may be modified by the Trustees without shareholder approval. The Fund may not:


1. Invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be sold in seven business days at a price approximately equal to the price at which the Fund is valuing the security. Restricted securities and repurchase agreements with maturities in excess of seven business days are subject to this 15% limitation.


2. Invest in other open-end investment companies except to the extent allowed in the 1940 Act. Under the 1940 Act, the Fund may acquire securities of other investment companies if, immediately after the acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets in any other investment company, or (3) securities issued by such other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.


3. Invest in a company for the purpose of exercising control or management of the company.

4. Write or purchase options in excess of 5% of the value of the Fund's total net assets.


5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may engage in short sales against the box for tax strategy purposes.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.


                             MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS OF THE TRUST. The direction and supervision of the Fund is the responsibility of the Board of Trustees. The Trustees have been elected by the shareholders of the Fund. The Board establishes the policies of the Fund and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund. The Board also reviews the various services provided by the Advisor and the Fund's administrator to ensure that the Fund's general investment policies and programs are being carried out and administrative services are being provided in a satisfactory manner. The Trustees and officers of the Fund and their principal occupations during the past five years are set forth below:




                                      Positions Held                        Principal Occupation During the Past 5 Years
Name, Address and Age                 with the Fund
-----------------------------------------------------------------------------------------------------------------------------------
Theodore E. Charles, 58*              Chairman of the Board of Trustees,    Chairman, Investors Capital Holdings (1995 to
                                      President and Trustee                 present); Chief Financial Officer, Investors Capital
                                                                            Corporation (1991 to present); Director, Revere Federal
                                                                            Savings Bank (1996 to 2001).

Timothy B. Murphy, 37*                Treasurer and Trustee                 President, Investors Capital Corporation (1994 to
                                                                            present); President, Eastern Point Advisors (1995 to
                                                                            present); Treasurer and Director, Investors Capital
                                                                            Holdings (1995 to present).

C. David Weller, 45                   Secretary                             Compliance Officer and Legal Counsel, Investors
                                                                            Capital Corporation (1999 to present), Manager,
                                                                            Compliance and Investment Planning, Hancock Partners
                                                                            Insurance, LLP (1995-1999), Director of Advance
                                                                            Sales And Compliance, Mony New England (1991-1995).

Robert T. Martin, 34                  Trustee                               Director of Operations, Ipswich Brewing Co., (1995
                                                                            to present); Manager, Products for Research, Inc., a
                                                                            scientific equipment firm (1994-1995).

John S. Rando, Jr., 38                Trustee                               Owner/Manager, Wal-Lex Shopping Center
                                                                            (1986-present).

Arthur E. Stickney, 67                Trustee                               President and Treasurer, Stickney & Associates,
                                                                            Inc., an advertising firm (1985-present); President
                                                                            and Treasurer, Kenmore Industries, an entryways
                                                                            distributor (1985-present).

The mailing address for all Officers and Trustees of the Fund is c/o Investors Capital Corporation, 230 Broadway East, Suite 203, Lynnfield, MA 01940-2320

* Trustee who may be deemed to be an "interested person" (as defined by the 1940 Act.) of the Fund.

COMPENSATION OF TRUSTEES AND OFFICERS. Trustees and Officers affiliated with Investors Capital Corporation (the "Distributor") or the Advisor are not compensated by the Trust for their services. The Fund does not have any retirement plan for its Trustees. Each Trustee who is not an affiliated person of the Advisor or Distributor, as defined in the 1940 Act, receives $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

The following table sets forth the compensation paid by the Trust to the non-interested Trustees during the Fund's fiscal year ending September 30, 2001.


                          Total Compensation         Total Compensation from the
Name and Position         from the Trust             Trust and Fund Complex
-------------------------------------------------------------------------------


Robert T. Martin            $2,000                      $2,000

John S. Rando, Jr.          $2,000                      $2,000

Arthur E. Stickney          $1,500                      $1,500


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 2001, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Trust, its series or classes.

Control persons are those that own beneficially more than 25% of the Fund's outstanding shares. As of December 31, 2001, there were no control persons of the Fund.

Principal holders are persons that own beneficially 5% or more of the Fund's outstanding shares. As of December 31, 2001, the following persons owned beneficially more than 5% of the outstanding voting shares of the following classes of the Fund:

EASTERN POINT ADVISORS TWENTY FUND - CLASS C
-------------------------------------------------------------------------------


NAME & ADDRESS OF BENEFICIAL OWNERS                                  PERCENTAGE
-----------------------------------                                  ----------

Donaldson, Lufkin & Jenrette Securities                                    5.4%
Account 0000005405

Jersey City, NJ


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT ADVISOR. The Fund has employed Eastern Point Advisors, Inc. (the "Advisor") as its investment advisor. As of September 30, 2001, the Advisor managed approximately $137.5 million of assets, consisting primarily of non-discretionary brokerage accounts. Through his ownership and voting control of more than 25% of the outstanding shares of the Advisor and the Advisor's parent, Investors Capital Holdings, Ltd., Theodore E. Charles is considered to control the Advisor. Investors Capital Holdings, Ltd. is the parent corporation of Investors Capital Corporation, the Fund's distributor.

In addition to managing the Fund's investments consistent with its investment objectives, policies and limitations, the Advisor makes recommendations with respect to other aspects and affairs of the Fund. The Advisor also furnishes the Fund with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Fund are borne by the Fund. Under the Investment Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory and other services and assuming certain Fund expenses, the Fund pays the Advisor a monthly fee at the annual rate of 1.50% of the value of the Fund's average daily net assets. For the Fund's fiscal year ending September 30, 2002, the Advisor has voluntarily agreed to waive its fees and reimburse expenses so that total operating expenses of the Fund do not exceed 5.00% for Class A shares and 5.75% for Class C shares. The Advisor may terminate this waiver at any time. Any waiver or reimbursement by the Advisor is subject to reimbursement by the Fund within the following three years, to the extent such reimbursement by the Fund would not cause total operating expenses to exceed any current expense limitation. Additionally, the Advisor has agreed to reimburse all expenses incurred in connection with the organization of the Fund, subject to the same recapture provisions described above.


The Investment Advisory Agreement is for an initial term of two years and continues in effect from year to year thereafter if such continuance is approved annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party to the Investment Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without penalty by the Trustees, by vote of a majority of the outstanding shares of the fund or by the Advisor, upon sixty days' written notice. The Investment Advisory Agreement terminates automatically if assigned.


The Fund pays all expenses not assumed by the Advisor, including, but not limited to: Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, fees for registration and notification of shares for sale with the Securities and Exchange Commission (the "SEC") and various state securities commissions, taxes, insurance premiums, fees of the Fund's administrator, transfer agent, fund accounting agent or other service providers, and costs of obtaining quotations for portfolio securities and the pricing of fund shares.

For the fiscal year ended September 30, 2001, the Advisor was paid $134,868 and for the fiscal year ended September 30, 2000, was paid $0.00 in advisory fees and expense recoveries for the Fund. For the fiscal year ended September 30, 2001, the Advisor reimbursed $13,090 and for the fiscal year ended September 30, 2000, the Advisor reimbursed $109,858 to the Fund for certain recoverable expenses.

The Fund, the Advisor and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to the Securities Trading practices of their personnel. Each respective Code permits the covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

ADMINISTRATOR. PFPC Inc. (the "Administrator"), 3200 Horizon Drive, King of Prussia, PA serves as administrator to the Fund pursuant to a Services Agreement. Under the Services Agreement, the Administrator provides the Fund with office space and personnel to assist the Fund in managing its affairs. The Administrator's duties require it to supervise the day-to-day administration of matters necessary to the Fund's operations, maintenance of records and the books of the Fund, preparation of reports, filings with the SEC and compliance monitoring of its activities.

For the fiscal years ended September 30, 2001 and September 30, 2000, the Administrator was paid $53,832 and $46,935, respectively, for its services to the Fund.

DISTRIBUTOR. The Advisor, on behalf of the Fund, has entered into a Distribution Agreement with Investors Capital Corporation (the "Distributor"). Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") who have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Fund, which are continually offered at net asset value next determined, plus any applicable sales charge. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This additional compensation would be calculated as a percentage of Fund shares sold by the firm.

Under the Distribution Agreement, the Trust and the Fund may use the name "Investors Capital" or any name derived from or similar to it only for so long as the Distribution Agreement or any extension, renewal or amendment thereof remains in effect. If the Distribution Agreement is no longer in effect, the Trust and the Fund (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Advisor.

DISTRIBUTION PLANS. The Trust has adopted distribution plans for the Class A and Class C Shares of the Fund (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter.

The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class of the Fund.

Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.


Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who are not an interested person of the Trust has a financial interest in the operation of any Plan.


The Plans were adopted because of their anticipated benefits to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets of the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives.

For the fiscal years ended September 30, 2001 and September 30, 2000, Class A shares paid $19,809 and $11,646 respectively, in 12b-1 fees and Class C shares paid $10,678 and $4,408, respectively, in 12b-1 fees for the Fund.

CUSTODIAN. The Bank of New York (the "Custodian"), 1 Wall Street, New York, NY 10286, serves as custodian of the Fund. The Custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Administrator is also the transfer and dividend paying agent for the Fund.

INDEPENDENT ACCOUNTANTS. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102 are the independent accountants of the Fund. In addition to reporting annually on the financial statements of the Fund, the accountants assist and consult with the Fund in connection with the preparation of certain filings of the Fund with the SEC.


                        DESCRIPTION OF THE TRUST'S SHARES


The Trust is a business trust organized on July 14, 1999 under Delaware law. The Trustees are responsible for the management and supervision of the Fund. The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, with $0.001 par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares only of the Fund. Additional series may be added in the future. The Trust Instrument also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes.

Each share of the Fund represents an equal proportionate interest in the assets belonging to the Fund and has equal dividend rights. When issued, shares are fully paid and non-assessable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund are freely transferable and have no preemptive, subscription or conversion rights.


In accordance with the provisions of the Trust Instrument, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.


Unless otherwise required by the 1940 Act or the Trust Instrument, the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.


                                    BROKERAGE


The Fund intends to place substantially all of its securities transactions through the Distributor in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. These procedures, which have been adopted by the Trustees, including a majority of the non-interested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to the Distributor are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Fund will not effect transactions with the Distributor acting as principal for its own account.

The Advisor may also use non-affiliated brokers, dealers or members of a securities exchange to execute portfolio transactions on behalf of the Fund. Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (including brokerage commissions) and execution for orders. Transactions may also be allocated to broker-dealers who provide research. Higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such statistical and economic data and research reports on companies and industries.

During the fiscal year ended September 30, 2001, the Fund paid total brokerage commissions of $65,212 to the Distributor.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES. The Fund offers Class A and Class C shares. The Trustees and Officers reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

INITIAL SALES CHARGES ON CLASS A SHARES. Class A shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of shares of Class A shares of the Fund are described in the prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:


Amount Invested                                        Dealer Concession as a %
                                                       of Offering Price of
                                                       Shares Purchased

Less than $50,000                                      5.00%
$50,000 but less than $100,000                         4.00%
$100,000 but less than $500,000                        3.00%
$500,000 but less than $1,000,000                      2.00%
$1,000,000 or more                                     1.00%


OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES. Methods of obtaining a reduced sales charge referred to in the prospectus are described in more detail below.

No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares.

RIGHTS OF ACCUMULATION (Class A Shares). If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

LETTER OF INTENT (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.


SALES CHARGE WAIVERS (CLASS A SHARES). Under certain conditions, Class A shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor, the Distributor and any of their affiliated companies, and immediate family members of any of these people. Class A shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor; fee-based financial planners acting for the account of their clients; broker-dealers who have entered into selling agreements with the Distributor for their own accounts; and banks, other financial institutions and financial supermarkets that have entered into agreements with the Fund to provide shareholder services for customers.


CLASS C SHARE PURCHASES. Purchases of Class C shares will be processed at net asset value next determined after receipt of your purchase order. Class C shares are not subject to an initial sales charge, but may pay higher fees than Class A shares. Class C shares are subject to a 1.00% redemption fee for a period of 12 months based upon the anniversary date of purchase.


TERMS OF REDEMPTIONS. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Fund or the transfer agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the New York Stock Exchange, or when trading in the markets the Fund normally uses is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the SEC by order may permit.

The Fund reserves the right to redeem your account if its value is less than $250 due to redemptions. The Fund will give the shareholder 30 days' notice to increase the account value to at least $250. Redemption proceeds will be mailed in accordance with the procedures described above.

REDEMPTIONS-IN-KIND. Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Fund will value securities distributed in an in-kind redemption at the same value as is used in determining NAV.

REDEMPTION FEES (CLASS A AND CLASS C SHARES). To discourage short-term trading, purchases of Class A and Class C shares are subject to a 1.00% redemption fee on shares redeemed within 12 months of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions or involuntary redemptions. Redemption fees are paid to the Fund to help defray transaction costs.


WAIVER OF REDEMPTION FEES (CLASS A AND CLASS C SHARES). The redemption fee will be waived in the event of redemptions following the death or disability of a shareholder as defined in Section 72(m)(7) of the Internal Revenue Code, as amended.

REINSTATEMENT PRIVILEGE (CLASS A SHARES)

A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Fund.

In order to use this privilege, the shareholder must clearly indicate by written request to the Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be deductible for such tax purposes. Redemption fees are not reimbursed in the event of using the reinstatement privilege.


THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a Fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.

                                 NET ASSET VALUE


The Fund determines its net asset value per share (NAV) each business day at the close of regular trading (currently 4:00 p.m. Eastern Time) on the New York Stock Exchange (NYSE) by dividing the Fund's net assets by the number of its shares outstanding. If the NYSE closes early, the Fund accelerates the determination of NAV to the closing time. The Fund uses the following procedures for purposes of calculating the NAV of Fund shares.

The Fund generally values equity securities traded on a national exchange or the NASDAQ Stock Market at their last sale price on the day of valuation. The Fund generally values equity securities for which no sales are reported on a valuation day, and securities traded over-the-counter, at the last available bid price.

The Fund values debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally use electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The Fund values short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

The Fund may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees if market quotations are not readily available, or if in the opinion of the Advisor any quotation or market price is not representative of true market value.

The Fund values foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining the Fund's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Fund may value its assets by a method that the Trustees believe accurately reflects fair value.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's shares may be significantly affected on days when a shareholder has no access to the Fund.


                                      TAXES


Below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of fund shares. This discussion does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). If the Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed to shareholders. The Fund intends to distribute substantially all of such income. Given the investment objectives of the Fund, dividend income will not be substantial.

Amounts not distributed in accordance with certain requirements are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to avoid application of the excise tax.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.


DISPOSITIONS. Upon a redemption or sale of shares of the Fund, a shareholder may realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.


BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability. The Fund, the Distributor or the transfer agent will not be able to recredit the account for any amount withheld.


OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).


                          DETERMINATION OF PERFORMANCE


AVERAGE ANNUAL TOTAL RETURN

The Fund may quote its performance in terms of average annual total return in communications to shareholders, or in advertising material. Average annual total return is calculated according to the following formula:


P (1 + T)n = ERV

Where:
         P = a hypothetical initial payment of $1,000, T = average annual total return, and n = number of years.
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).


In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and all recurring fees that are charged to all shareholder accounts are included. It is also assumed that all dividends and capital gains distributions made by the Fund during the period are reinvested in additional shares. The Fund's average annual total return as of December 31, 2001 was (13.55)% for Class A shares and (8.96) % for Class C shares.

The Performance of the Fund depends on market conditions, portfolio composition and expenses. Investment yields, current distributions or total returns may differ from past results, and there is no assurance that historical performance will continue.


A Fund may also quote its yield in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during a recent 30-day (or one month) period by the maximum offering price per share on the last day of that period and annualizing the resulting figure, according to the following formula:

         YIELD =  2[(a-b+1)6-1]
                  -------------
                       cd

Where:
         a - dividends and interest earned during the period;
         b - expenses accrued for the period (net of reimbursements) c - the average daily number of shares outstanding during the period that were entitled to receive dividends; and d - the maximum offering price per share on the last day of the period.

                              FINANCIAL STATEMENTS


REPORTS TO SHAREHOLDERS. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

AUDITED FINANCIAL STATEMENTS. The Fund's financial statements, including the notes thereto, dated as of September 30, 2001, which have been audited by Briggs, Bunting & Dougherty, are incorporated by reference from the Fund's 2001 Annual Report to Shareholders.

                APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

COMMERCIAL PAPER RATINGS.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S): "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

     1. Quality of management.
     2. Industry strengths and risks.
     3. Vulnerability to business cycles.
     4. Competitive position.
     5. Liquidity measurements.
     6. Debt structures.
     7. Operating trends and access to capital markets.

Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.


STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES, INC. (S&P): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:


     1. Liquidity ratios are adequate to meet cash requirements.
     2. Long-term senior debt is rated A or better.
     3. The issuer has access to at least two additional channels of borrowing.
     4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
     5. Typically, the issuer is in a strong position in a well-established industry or industries.
     6. The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

                       EASTERN POINT ADVISORS FUNDS TRUST

                           PART C - OTHER INFORMATION

ITEM 23.

EXHIBITS:

         (a) Trust Instrument -- Incorporated herein by reference to Exhibit No. 23(a) to the Trust's Initial Registration Statement filed electronically on July 29, 1999.

      (a)(1) Certificate of Trust -- Incorporated herein by reference to Exhibit No. 23(a)(1) to the Trust's Initial Registration Statement filed electronically on July 29, 1999.


         (b) By-Laws --Incorporated herein by reference to Exhibit No. 23(b) to the Trust's Initial Registration Statement filed July 29, 1999.

         (c) Instruments Defining Rights of Security Holders -- Not applicable

         (d) Investment Advisory Contract -- Incorporated herein by reference to Exhibit No. 23(d) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

         (e) Distribution Agreement -- Incorporated herein by reference to Exhibit No. 23(e) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

         (f)    Bonus or Profit Sharing Contracts -- None.

         (g) Custodian Agreement -- Incorporated herein by reference to Exhibit No. 23(g) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

         (h) Other Material Contracts a. Services Agreement to provide for Transfer Agency Services, Administration Services, Accounting Services and Custody Administration -- Incorporated herein by reference to Exhibit No. 23(h)(a) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

         (i) Legal Opinion -- Incorporated herein by reference to Exhibit No. 23(i) to Pre-Effective Amendment No. 2 to the Registration Statement filed electronically October 15, 1999.

         (j)    Consent of Independent Accountants - to be filed herewith

         (k)    Omitted Financial Statements -- None

         (l) Initial Capital Agreements -- Incorporated herein by reference to Exhibit No. 23(l) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

         (m) Rule 12b-1 Plan -- Incorporated herein by reference to Exhibit No. 23(m) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

         (n)    Financial Data Schedule -- not applicable.

         (o) Rule 18f-3 Plan -- Incorporated herein by reference to Exhibit No. 23(o) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

         (p) Code of Ethics for Registrant, the Advisor and the Distributor filed herewith.-- Incorporated herein by reference to Exhibit No. 23(p) to Post-Effective Amendment No. 1 filed electronically January 29, 2001.

         (q) Powers of Attorney -- Incorporated herein by reference to Exhibit No. 23(q) to Post-Effective Amendment No. 1 filed electronically January 29, 2001.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not Applicable

ITEM 25.          INDEMNIFICATION

Trust Instrument (Article IX, Section 2) limits the liabilities of Trustee to that of gross negligence and in the event a Trustee is sued for his or her activities concerning the Trust, the Trust will indemnify that Trustee to the fullest extent permitted by Section 3817 of Chapter 38 of Title 12 of the Delaware Code, except if a Trustee engages in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant maintains Errors and Omissions insurance with Directors and Officers liability coverage.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Eastern Point Advisors, Inc. (the "Advisor"), is a registered investment adviser incorporated on December 4, 1995. The Advisor is primarily engaged in the investment advisory business. The Funds are the only registered investment company to which the Advisor serves as investment adviser. Information as to the officers and directors of the Advisor is included in its Form ADV filed July 14, 1999 with the Securities and Exchange Commission (Registration Number 801-48771) and is incorporated herein by reference.

ITEM 27.          PRINCIPAL UNDERWRITERS.

(a) Investors Capital Corporation, 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940 serves as distributor of the shares of the Funds. The distributor currently does not act as principal underwriter for any other registered investment companies. Theodore E. Charles is considered to have a controlling interest in Investors Capital Corporation by virtue of his majority ownership interest in Investors Capital Holding, Ltd., the parent corporation of Investors Capital Corporation.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Investors Capital
Corporation:

Name and Principal       Positions and Offices            Positions and Offices
Address                     with Underwriter                 with Registrant
------------------       ----------------------           ---------------------
Theodore E. Charles       Chairman of the Board,                  None
                          Chief Executive Officer,
                          and Treasurer

Timothy B. Murphy         Director and President                  None

Janice M. Charles         Director and Treasurer                  None

    * All addresses are Investors Capital Corporation, 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940 unless otherwise indicated.

(c) Investors Capital Corporation. is an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Advisor at . Certain records, including records relating to Registrant's shareholders are maintained at the Trust's Administrator, Transfer Agent, and Fund Accounting Agent, PFPC Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406. Records relating to the physical possession of securities are maintained by the Trust's Custodian, THE BANK OF NEW YORK, 48 WALL STREET, NEW YORK, NEW YORKc10286.


ITEM 29.          MANAGEMENT SERVICES

                  Not Applicable.

ITEM 30.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the eligibility requirements of Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lynnfield and the Commonwealth of Massachusetts on this 14th day of January, 2002.

                                          INVESTORS CAPITAL FUNDS
                                          (Registrant)

                                          By:  /s/ Theodore E. Charles
                                          ------------------------------
                                          Theodore E. Charles
                                          President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                       Date
---------                                   -----                       ----

/s/ Theodore E. Charles          Chairman of the Board                 1/14/02
--------------------------         of Trustees and President
Theodore E. Charles


/s/ Timothy B. Murphy            Treasurer and Trustee                 1/14/02
--------------------------
Timothy B. Murphy

/s/ Robert T. Martin*            Trustee                               1/14/02
--------------------------
Robert T. Martin

/s/ John S. Rando*               Trustee                               1/14/02
--------------------------
John S. Rando

/s/ Arthur E. Stickney*          Trustee                               1/14/02
--------------------------
Arthur E. Stickney

* By: /s/ Thomas N. Calabria, as Attorney-in-Fact
  and Agent pursuant to Power of Attorney

                            EXHIBIT INDEX TO PART "C"
                                       OF
                             REGISTRATION STATEMENT


         Item No.                           Description
         --------                           -----------


         23(j)                              Consent of Independent Accountant